EXHIBIT 24



                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Michael T. Chalifoux, his attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23rd day of August, 1996.



                                                  /s/ Richard L. Sharp
                                                  Richard L. Sharp

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23 day of August, 1996.



                                                      /s/ Alan L. Wurtzel
                                                      Alan L. Wurtzel

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp, his attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23 day of August, 1996.



                                             /s/ Michael T. Chalifoux
                                             Michael T. Chalifoux

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23 day of August, 1996.



                                                      /s/ Richard N. Cooper
                                                      Richard N. Cooper

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23rd day of August, 1996.



                                                      /s/ Barbara S. Feigin
                                                      Barbara S. Feigin

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23rd day of August, 1996.



                                                   /s/ Theodore D. Nierenberg
                                                  Theodore D. Nierenberg

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23 day of August, 1996.



                                                     /s/ Hugh G. Robinson
                                                     Hugh G. Robinson

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23rd day of August, 1996.



                                                      /s/ Walter J. Salmon
                                                      Walter J. Salmon

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23rd day of August, 1996.



                                                       /s/ Mikael Salovaara
                                                       Mikael Salovaara

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23rd day of August, 1996.



                                                        /s/ John W. Snow
                                                        John W. Snow

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 3,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the Circuit City Stores, Inc. 1994 Stock Incentive Plan, as amended (the "1994 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23rd day of August, 1996.



                                                     /s/ Edward Villaneuva
                                                     Edward Villaneuva